Summary Prospectus

December 31, 2010

Frontier Emerging Markets Portfolio Investor Class HLMOX

Before you invest, you may want to review the Portfolio’s prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s prospectus and other information about the Portfolio online at www.hardingloevnerfunds.com/how_to_invest.html. You can also get this information at no cost by calling (877) 435-8105 or by sending an e-mail request to hardingloevnerfunds@ntrs.com. If you purchase shares of the Portfolio through a financial intermediary, the prospectus and other information will also be available from your financial intermediary. The current prospectus and statement of additional information, dated December 31, 2010, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The Frontier Emerging Markets Portfolio seeks long-term capital appreciation through investments in equity securities of companies based in frontier and smaller emerging markets.

Portfolio Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Investor Class of the Portfolio. There is no sales charge imposed on purchases of shares.

Shareholder Fees	Investor
(fees paid directly from your investment)	Class
Redemption Fee (as a percentage of amount redeemed within 90 days or less from the date of purchase)	2.00%
Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)	Investor Class
Management Fees	1.50%
Distribution (12b-1) Fees	0.25%
Other Expenses[1]	0.87%
Total Annual Portfolio Operating Expenses	2.62%
Fee Waiver and/or Expense Reimbursement[2]	-0.37%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	2.25%
[1]Other expenses are based on estimated amounts for the current fiscal year.
[2]Harding Loevner LP has contractually agreed to waive a portion of its management fee and/or reimburse the Portfolio for its other operating expenses to the extent Total Annual Portfolio Operating Expenses, as a percentage of average daily net assets, exceed 2.25% through December 31, 2011.

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Example:  This example is intended to help you compare the cost of investing in the Investor Class of the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Investor Class of the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% rate of return each year and that the Investor Class’s operating expenses remain the same, except that the example assumes that the fee waiver and expense reimbursement agreement pertains only in the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$228	$779	$1,357	$2,927

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 17% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in companies that are based in frontier emerging markets, including the smaller traditionally-recognized emerging markets. Frontier emerging markets, with the exception of the oil-producing Gulf States and certain of the smaller traditionally-recognized emerging markets, tend to have relatively low gross national product per capita compared to the larger traditionally-recognized emerging markets and the world’s major developed economies. The frontier emerging markets include the least developed markets even by emerging markets standards. Frontier emerging markets offer investment opportunities that arise from long-term trends in demographics, deregulation, offshore outsourcing and improving corporate governance in developing countries. Harding Loevner LP (“Harding Loevner”), the Portfolio’s investment adviser, undertakes fundamental research in an effort to identify companies that are well managed, financially sound, fast growing and strongly competitive, and whose shares are under-priced relative to their intrinsic value. To reduce its volatility, the Portfolio is diversified across dimensions of geography, industry and currency. The Portfolio normally holds 50-200 investments across at least 12 countries.

As used herein, frontier emerging markets include countries that are represented in the MSCI Frontier Markets Index or the S&P Frontier Markets BMI, or similar market indices, and the smaller of the traditionally-recognized emerging markets, such as those individually constituting less than 5% of the MSCI Emerging Markets Index or the S&P Emerging Markets BMI. Factors bearing on whether a company is considered to be “based” in a frontier emerging market may include: (1) it is legally domiciled in a frontier emerging market; (2) it conducts at least 50% of its business, as measured by the location of its sales, earnings, assets, or production, in frontier emerging markets; or (3) it has the principal exchange listing for its securities in a frontier emerging market. Frontier emerging markets generally include all countries except the developed markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States and the larger traditionally-recognized emerging markets of Taiwan, Korea, Mexico, South Africa, Brazil, India, China and Russia. At least

Frontier Emerging Markets Portfolio

Investor Class  HLMOX

65% of the Portfolio’s Net Assets will be denominated in at least three currencies other than the U.S. Dollar. For purposes of compliance with this restriction, American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts (collectively, “Depositary Receipts”) will be considered to be denominated in the currency of the country where the securities underlying the Depositary Receipts are traded.

The Portfolio invests at least 65% of its total assets in common stocks, preferred stock, rights and warrants issued by companies that are based in the frontier emerging markets, securities convertible into such securities (including Depositary Receipts), and investment companies that invest in the types of securities in which the Portfolio would normally invest. The Portfolio also may invest in securities of U.S. companies that derive, or are expected to derive, a significant portion of their revenues from their foreign operations, although under normal circumstances, not more than 15% of the Portfolio’s total assets will be invested in securities of U.S. companies. The Portfolio may invest in short-term or other debt securities. The Portfolio may invest up to 35% of its total assets in debt securities of domestic and foreign issuers, including such instruments as corporate bonds, debentures, notes, commercial paper, short-term notes, and medium-term notes and variable rate notes. The Portfolio may invest up to 20% of its total assets in convertible securities and debt securities that are rated below investment grade, that is, rated below “Baa” by Moody’s or below “BBB” by S&P, or of equivalent quality as determined by Harding Loevner (commonly referred to as “junk bonds”). However, the Portfolio may not invest in securities rated C or below by Moody’s Investors Service, Inc. (“Moody’s”) or D or below by Standard & Poor’s (“S&P”), or in securities of equivalent quality as determined by Harding Loevner.

The Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) (“Net Assets”) in frontier emerging market securities. This strategy is not fundamental, but should the Portfolio decide to change this strategy, it will provide shareholders with at least 60 days’ prior written notice.

The Portfolio may invest in derivatives, including forward foreign currency exchange contracts and equity derivative securities such as participation notes; options on common stocks; and options, futures and options on futures on foreign common stock indices. Because some emerging market countries do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment, the Portfolio may use equity derivative securities, and, in particular, participation notes, to gain exposure to those countries.

Principal Risks

The Portfolio is subject to numerous risks, any of which could cause an investor to lose money. The principal risks of the Portfolio are as follows:

¡	Market Risk: Investments in the Portfolio may lose value due to a general downturn in stock markets.

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Currency Risk:  Foreign currencies may experience steady or sudden devaluation relative to the U.S. dollar, adversely affecting the value of the Portfolio’s investments. Because the Portfolio’s net asset value is determined on the basis of U.S. dollars, if the local currency of a foreign market depreciates against the U.S. dollar, you may lose money even if the foreign market prices of the Portfolio’s holdings rise.

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Foreign Investment Risk:  Securities issued by foreign entities involve risks not associated with U.S. investments. These risks include additional taxation, political, economic, social or diplomatic instability, and the above-mentioned possibility of changes in the foreign currency exchange rates. There may also be less publicly-available information about a foreign issuer.

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Frontier Emerging Market Risk:  Frontier emerging market securities involve unique risks, such as exposure to economies less diverse and mature than that of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in frontier emerging market securities than in securities of issuers based in more developed foreign countries, including securities of issuers based in larger emerging markets. Frontier emerging markets generally receive less investor attention than developed markets and larger emerging markets. Such risks may be magnified with respect to securities of issuers in frontier emerging markets.

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Debt Securities Risk:  Debt securities may lose value due to unfavorable fluctuations in the level of interest rates or due to a decline in the creditworthiness of the issuer. As interest rates rise, the value of debt securities declines. This risk is generally greater for debt securities with longer maturities than for debt securities with shorter maturities.

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High Risk/High Yield Securities:  Investments in high risk/high yield securities, such as debt securities rated below investment grade, carry the risk that the issuer may default on the payment of principal or interest. These securities either have speculative elements or are predominantly speculative investments.

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Participation Notes Risk:  Participation notes are designed to replicate the return of a particular underlying equity or debt security, currency or market. Participation notes involve the same risks associated with a direct investment in the underlying security, currency or market. In addition, participation notes involve counterparty risk, because the Portfolio has no rights under participation notes against the issuer(s) of the underlying security(ies) and must rely on the creditworthiness of the issuer of the participation note.

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Concentration Risk:  The Portfolio’s investment policies permit it to invest up to 35% of its total assets in the securities of companies in any one industry if, at the time of investment, that industry represents 20% or more of the Portfolio’s benchmark index, currently the MSCI Frontier Emerging Markets Index. At any time the Portfolio has such a concentration of investments in a single industry group, it will be particularly vulnerable to adverse economic, political and other factors that affect that industry group. Investment opportunities in many frontier emerging market countries may be concentrated in the banking industry. In many frontier emerging markets, banks are among the largest publicly-traded companies and their securities are among the most widely traded. The banking industry is a comparatively narrow segment of the economy generally, including in frontier emerging market countries and, therefore, the Portfolio may experience greater volatility than portfolios investing in a less-concentrated fashion or a broader range of industries. Issuers in the banking industry may be subject to additional risks such as increased competition within the

Summary Prospectus

December 31, 2010

industry or changes in legislation or government regulations affecting the industry. The value of the Portfolio’s shares may be particularly vulnerable to factors affecting the banking industry, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition. Such risks may be magnified with respect to securities of issuers in frontier emerging markets. Please refer to the Portfolio’s Statement of Additional Information (“SAI”) for further information relating to concentration.

Portfolio Performance

The Investor Class of the Portfolio has not yet been in operation for a calendar year. Accordingly, the performance information shown below is for the Institutional Class of the Portfolio which is not offered in this Prospectus but would have substantially similar annual returns as the Investor Class because both classes of shares are invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses. Specifically, the performance shown for the Institutional Class does not reflect the 0.25% distribution fee or 0.15% shareholder servicing fee that is charged to Investor Class shares. Had these been reflected, the performance shown would have been lower.

Performance information (when available) can be obtained at www.hardingloevnerfunds.com or by calling (877) 435-8105.

The best calendar quarter return during the period shown above was 37.37% in the 2nd quarter of 2009; the worst was -13.73% in the 1st quarter of 2009. The year-to-date performance through September 30, 2010 was 20.83%.

Average Annual Total Returns
(For the periods ended December 31, 2009)
	1-Year	Since Inception 5/27/08
Frontier Emerging Markets Portfolio - Institutional Class
Return Before Taxes	38.97%	-24.38%
Return After Taxes on Distributions[1]	38.77%	-24.43%
Return After Taxes on Distributions and Sale of Portfolio Shares[1]	25.81%	-20.39%
MSCI Frontier Emerging Markets Index (reflects no deduction for fees, expenses, or taxes)	25.62%	-29.77%
S&P Frontier BMI Index	13.28%	-33.16%
[1]After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts.

Management

Investment Adviser.

Harding Loevner serves as investment adviser to the Portfolio.

Portfolio Managers.

Donald Elefson, G. “Rusty” Johnson and Pradipta Chakrabortty serve as the portfolio managers of the Frontier Emerging Markets Portfolio. Mr. Elefson has held his position since the Portfolio’s inception in May 2008, Messrs. Johnson and Chakrabortty have held their positions since December 2008. Messrs. Elefson and Johnson are the lead portfolio managers.

Purchase and Sale of Portfolio Shares

The minimum initial investment in the Portfolio is $5,000. Additional purchases may be for any amount. You may purchase or redeem (sell) shares of the Portfolio on any business day through certain authorized brokers and other financial intermediaries or directly from the Portfolio by mail, telephone or wire.

Tax Considerations

The Portfolio’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Brokers-Dealers and Other Financial Intermediaries

If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Harding, Loevner Funds, Inc.

c/o Northern Trust

Attn: Funds Center C5S

801 South Canal Street

Chicago, IL 60607

www.HardingLoevnerFunds.com